SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported) -
                                  July 31, 1996


                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)





   DELAWARE                         1-3521                       95-4128205
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)





                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                    (Address of principal executive offices)




              Registrant's telephone number, including area code -
                                 (813) 632-4500



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ITEM 7.           EXHIBITS.

         (c)      Exhibits

                  1(a)   -        Terms Agreement dated July 31, 1996 among
                                  Aristar, Inc. and Merrill Lynch, Pierce,
                                  Fenner & Smith Incorporated, Lehman Brothers
                                  Inc. and J. P. Morgan Securities Inc., and the Aristar, Inc. - Debt Securities -
                                  Underwriting Agreement Basic Provisions dated
                                  April 10, 1995 incorporated by reference therein.

                  4(a)   -        Resolutions adopted by the Pricing Committee
                                  of the Board of Directors of the Company establishing the terms of the Company's
                                  6-3/4% Senior Notes due May 15, 1999.

                  4(b)   -        Specimen Global 6-3/4% Senior Note due May
                                  15, 1999.





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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       ARISTAR, INC.



                                       By:  /s/ James A. Bare
                                            ____________________________________
                                            Executive Vice President and
                                            Chief Financial Officer (Chief
                                            Accounting Officer)



Date:  August 2, 1996


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                                  EXHIBIT INDEX



EXHIBITS
- --------

1(a)   -          Terms Agreement dated July 31, 1996 among Aristar, Inc.
                  and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                  Lehman Brothers Inc. and J. P. Morgan Securities Inc., and the Aristar, Inc. - Debt Securities - Underwriting
                  Agreement Basic Provisions dated April 10, 1995 incorporated by reference therein.

4(a)   -          Resolutions adopted by the Pricing Committee of the
                  Board of Directors of the Company establishing the terms of the Company's 6-3/4% Senior Notes due May 15,
                  1999.

4(b)   -          Specimen Global 6-3/4% Senior Note due May 15, 1999.




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